UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 27, 2005

                             Longview Fibre Company
                 _______________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Washington                   001-10061                  91-0298760
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                    300 Fibre Way, Longview, Washington 98632
                   __________________________________________
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (360) 425-1550


                                 Not applicable.
              _____________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7--Regulation FD

Item 7.01.    Regulation FD Disclosure.

         On July 27, 2005, Longview Fibre Company issued a press release announcing that its Board of Directors approved a corporate restructuring to qualify the company as a Real Estate Investment Trust. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press Release issued by Longview Fibre Company on July 27, 2005.

The information set forth in this Current Report on Form 8-K under "Item 7.01. Regulation FD Disclosure" and "Item 9.01. Financial Statements and Exhibits," including in each case the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONGVIEW FIBRE COMPANY


July 28, 2005                              By: /s/ Lisa J. McLaughlin
                                               --------------------------------
                                               Lisa J. McLaughlin
                                               Senior Vice President - Finance,
                                                 Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press Release issued by Longview Fibre Company on July 27, 2005.